July 24, 2014

DREYFUS BNY MELLON FUNDS, INC.
- DREYFUS SELECT MANAGERS LONG/SHORT EQUITY FUND

Supplement to Statutory Prospectus
dated March 24, 2014

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Standard Pacific Capital, LLC (Standard Pacific) and Kingsford Capital Management, LLC (Kingsford Capital) as additional subadvisers to the fund, effective August 15, 2014  (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six  subadvisers – Owl Creek Asset Management, L.P. (Owl Creek), Perella Weinberg Partners Capital Management LP (Perella Weinberg), Sirios Capital Management, L.P. (Sirios), Union Point Advisors, LLC (Union Point), Standard Pacific and Kingsford Capital.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to Owl Creek, 16% to Perella Weinberg, 25% to Sirios, 19% to Union Point, 10% to Standard Pacific and 5% to Kingsford Capital.  The target percentage of the fund's assets to be allocated to Standard Pacific and Kingsford Capital,  and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Standard Pacific applies bottom-up, fundamental analysis to identify dislocations in specific industries or companies in the Asia-Pacific region, determine catalysts to potentially correct such dislocations, and invest accordingly taking either long or short positions.  Standard Pacific focuses on stock-specific volatility rather than beta-driven volatility, and on shorting single stocks rather than indices, baskets or ETFs.  Standard Pacific seeks to capitalize on its global research resources to develop unique investment opportunities.

Kingsford Capital  employs a dedicated short selling strategy focusing on U.S. listed equities of small-cap and micro-cap companies.  Kingsford Capital uses a bottom-up process to seek investment opportunities arising from inefficiencies in the marketplace, which it believes can create mispricing of securities.  Employing a research-intensive methodology, Kingsford Capital analyzes the value and viability of identified companies, their managements and their promoters.  These analyses may include reviewing a company's SEC filings and press releases, visiting the company, talking to its competitors and suppliers, reviewing industry and "Wall Street" research reports and various other public records, including news coverage, court documents and Internet "message boards."  Kingsford Capital also uses, to a limited degree, "screening" tools of computer-based databases to find candidates for shorting, based on assorted valuation and financial statement metrics.

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Standard Pacific, 101 California Street, San Francisco, California 94111, is a California limited liability company formed in 1995.  Raj Venkatesan is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Standard Pacific.  Mr. Venkatesan is a Managing Partner and Portfolio Manager of  Standard Pacific, which he joined in 1997.  As of May 31, 2014, Standard Pacific had approximately $860 million in assets under management.

Kingsford Capital, 1160 Brickyard Cove Road, Point Richmond, California 94801, is a California limited liability company formed in 2001.  Michael I. Wilkins and Louis W. Corrigan are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital.  Mr. Wilkins is Managing Partner and a Co-Portfolio Manager of Kingsford Capital, which he co-founded in 2001.  Mr. Corrigan is a Co-Portfolio Manager of Kingsford Capital, which he joined in 2004.  As of May 31, 2014, Kingsford Capital had approximately $175 million in assets under management.

July 24, 2014

DREYFUS BNY MELLON FUNDS, INC.
- DREYFUS SELECT MANAGERS LONG/SHORT EQUITY FUND

Supplement to Statement of Additional Information
dated June 14, 2013, as revised or amended July 1, 2013, September 23, 2013,
October 1, 2013, November 1, 2013, January 1, 2014, January 24, 2014, January 31, 2014,
February 21, 2014, March 1, 2014, March 24, 2014, March 31, 2014 and May 1, 2014

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Standard Pacific Capital, LLC ("Standard Pacific") and Kingsford Capital Management, LLC ("Kingsford Capital" and collectively with Standard Pacific, Owl Creek, Perella Weinberg, Sirios and Union Point, the "Sub-Advisers") to serve as additional subadvisers to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Standard Pacific and Kingsford Capital, respectively, effective August 15, 2014.

Standard Pacific is a California limited liability company formed in 1995.  Standard Pacific is located at 101 California Street, San Francisco, California 94111.  Raj Venkatesan is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Standard Pacific.  As of May 31, 2014, Standard Pacific had approximately $860 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Standard Pacific by virtue of ownership of stock or other interests of Standard Pacific:  G. Douglas Dillard, Raj Venkatesan, SPH GP, LLC and Standard Pacific Partners, L.P.

Kingsford Capital is a California limited liability company formed in 2001.  Kingsford Capital is located at 1160 Brickyard Cove Road, Point Richmond, California 94801.  Michael I. Wilkins and Louis W. Corrigan are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital.  As of May 31, 2014, Kingsford Capital had approximately $175 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Kingsford Capital by virtue of ownership of stock or other interests of Kingsford Capital:  Michael I. Wilkins, Louis W. Corrigan, Kelly A. Mazzucco and Brian M. Cooney.

Portfolio Manager Compensation — Standard Pacific.  Mr. Venkatesan receives a salary and retirement contribution and participates in firm profits.

Portfolio Manager Compensation — Kingsford Capital.  Portfolio managers receive a salary plus a discretionary bonus and retirement contribution.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Mr. Venkatesan, the fund's primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Standard Pacific, and Messrs. Wilkins and Corrigan, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital, and assets under management in those accounts as of May 31, 2014:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Raj Venkatesan (Standard Pacific)	None	N/A	2	$860M	None	N/A

Michael I. Wilkins (Kingsford Capital)	1	$6M	3	$169M	None	N/A

Louis W. Corrigan (Kingsford Capital)	1	$6M	3	$169M	None	N/A

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Raj Venkatesan (Standard Pacific)	Other Pooled Investment Vehicle	2	$860M

Michael I. Wilkins (Kingsford Capital)	Other Pooled Investment Vehicle	3	$169M

Louis W. Corrigan (Kingsford Capital)	Other Pooled Investment Vehicle	3	$169M

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.